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                                                                    Exhibit 23.3

                         INDEPENDENT AUDITOR'S CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 333-57856, 333-65317, 333-25827, 333-04745 and 333-64062 of Humboldt Bancorp on
Form S-8 of our report, dated January 26, 2001, appearing in this Annual Report on Form 10-K of Humboldt Bancorp for the year ended December 31, 2002.


                                        /s/ Perry-Smith LLP


Sacramento, California
March 26, 2003